INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 9, 2022 TO THE PROSPECTUSES DATED FEBRUARY 25, 2022, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco S&P Global Water Index ETF (CGW)
(the “Fund”)

Effective immediately, the following replaces the second paragraph of the section titled “Principal Investment Strategies” in the Fund’s Summary Prospectus and in the section titled “Summary Information—Principal Investment Strategies” in the Fund’s Statutory Prospectus:

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Underlying Index, which is designed to measure the performance of the largest global companies in water-related businesses, with a target constituent count of 100. To be eligible for inclusion in the Underlying Index, companies must either derive at least 25% in aggregate revenue from water-related businesses as defined by FactSet's Revere Business Industry Classification System ("RBICS") or belong to the water utilities sub-industry classification under the Global Industry Classification Standard ("GICS"). Underlying Index constituents must have a minimum float-adjusted capitalization of $100 million and total market capitalization of at least $300 million.

The Underlying Index excludes from the eligible universe securities of companies based on their specific business activities and noncompliance with United Nations Global Compact (“UNGC”) Principles, using information provided by Sustainalytics, a globally recognized independent provider of environmental, social and governance ("ESG") research, ratings, and data. Companies without Sustainalytics coverage are ineligible for inclusion until receiving such coverage. The UNGC is an arrangement by which companies voluntarily and publicly commit to a set of principles drawn from key UN Conventions and Declarations. The principles of the UNGC represent a set of values that the UN believes responsible businesses should incorporate into their operations in order to meet fundamental responsibilities in the areas of human rights, labor, the environment, and anti-corruption.

Effective immediately, the following replaces the section in the Statutory Prospectus titled “Additional Information About the Fund’s Strategies and Risks—S&P Global Water Index”:

The Underlying Index is comprised of securities that are selected based on the relative importance of the global water industry within the company’s business model. The Underlying Index seeks a target constituent count of 100 securities and is designed to have a balanced representation from different segments of the water industry, consisting of the following: 50 water utilities and infrastructure companies and 50 water equipment instruments and materials companies, each as categorized by the Index Provider.

To be eligible for inclusion in the Underlying Index, a company must have a minimum total market capitalization and float-adjusted market capitalization of $300 million and $100 million, respectively, and a six-month median daily value traded of $3 million ($2 million for current constituents).

The Underlying Index also employs negative screens to exclude from the eligible universe securities of companies with business activities above specified thresholds. These thresholds generally exclude from the Underlying Index companies that derive 0-5% or more of their revenues from the following activities:

●	Controversial weapons
●	Military contracting
●	Small arms

●	Tobacco
●	Thermal coal
●	Oil sands extraction
●	Shale energy extraction
●	Arctic oil and gas exploration

These negative screens rely on information from Sustainalytics. The Underlying Index also excludes companies classified by Sustainalytics as "non-compliant" with UNGC Principles. All listed companies that pass the eligibility criteria have their publicly-disclosed business description reviewed to determine the company's exposure to water-related businesses. S&P DJI determines the universe of companies that may be considered potential constituents for the Underlying Index based on factors such as a company’s business description and most recent reported revenue by water industry segment.

The Underlying Index is constructed as follows:

●	Companies are classified as being in one of two clusters based on their primary source of revenue – (i) water equipment instruments and materials or (ii) water utilities and infrastructure.
●	S&P DJI assigns a revenue score for each company in the eligible universe based on its revenue from certain water-related activities within the above clusters. Such scores are based primarily on RBICS data, though the Index Provider also considers a company’s business description and most recently reported revenue by segment.
●	S&P DJI assigns an exposure score for each company based on its aggregate percentage revenue attributable to certain water-related activities within the above clusters, as follows:

o	companies with aggregate percentage revenue from water-related activities equal to or greater than 75% are assigned an exposure score of 1;
o	companies with aggregate percentage revenue from water-related activities equal to or greater than 50% but less than 75% are assigned an exposure score of 0.75;
o	companies with aggregate percentage revenue from water-related activities equal to or greater than 25% but less than 50% are assigned an exposure score of 0.5; and
o	companies with aggregate percentage revenue from water-related activities less than 25% are assigned an exposure score of 0.

●	Companies with an exposure of 0 after the above steps but assigned an exposure score of at least 0.5 as of the previous rebalancing can be assigned a non-zero score based on other publicly available factors.
●	Within each cluster, stocks are ranked first by exposure score then by float-adjusted market capitalization.
●	All stocks with an exposure score of 1 are selected for inclusion in the Underlying Index.
●	If there are fewer than 50 constituents within each cluster, the highest-ranking stocks with an exposure score of 0.75 are selected until the target constituent count of 50 per cluster is reached.
●	If there are still fewer than 50 constituents within each cluster, the highest-ranking stocks with an exposure score of 0.5 are selected until the target constituent count of 50 per cluster is reached.
●	If there are not enough stocks with an exposure score of 0.5, the clusters will contain fewer than 50 constituents.

The Underlying Index uses a modified market capitalization weighting methodology. Constituents with exposure scores of 1 are capped at the lower of 8% of the Underlying Index or five times their liquidity weight. “Liquidity weight” is a metric used by the Index Provider to account for a stock's liquidity (based on its median daily traded value over of the prior six months) relative to the liquidity of all stocks within the index. Constituents with exposure scores of 0.75 are capped at the lower of 6% of the Underlying Index or five times their liquidity weight. Constituents with exposure scores of 0.5 are capped at the lower of 4% of the Underlying Index or five times their liquidity weight. The cumulative weight of all constituents within the Underlying Index which have a weight greater than 4.5% cannot exceed 40%. The aggregate weight of each cluster is 50%.

Companies that are acquired or delisted are removed from the Underlying Index throughout the year. There are no additions to the Underlying Index between reconstitutions.

The Underlying Index is rebalanced semi-annually effective after the close of business of the third Fridays of April and October of each year, with a reference date for the data being the third Friday of the previous March and September, respectively. The Underlying Index is reweighted quarterly after the close of business of the third Friday of January, April, July and October.

The Fund is rebalanced and reweighted in accordance with the Underlying Index.

Please Retain This Supplement For Future Reference.

P-CGW-SUMSTATPRO-SUP- 120922